EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT

In connection with the Form 10-K of United Insurance Holdings Corp. for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the Report), I, R. Daniel Peed, the Chief Executive Officer (principal executive officer) of United Insurance Holdings Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of United Insurance Holdings Corp.

By:	/s/ R. Daniel Peed

R. Daniel Peed Chief Executive Officer (principal executive officer)		April 17, 2023